UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2010
Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On August 18, 2010, Abraxas Petroleum Corporation and its wholly-owned subsidiary, Abraxas Operating, LLC, agreed to contribute 8,333 net acres in the Eagle Ford Shale play to Blue Eagle Energy, LLC (the “Blue Eagle JV”) and received a $25 million equity interest in the Blue Eagle JV pursuant to the terms of a Subscription and Contribution Agreement among Abraxas Petroleum, Abraxas Operating, Blue Eagle and Blue Stone Oil & Gas, LLC. Simultaneously,  Blue Stone Oil & Gas, LLC contributed $25 million in cash to the Blue Eagle JV for a $25 million equity interest in the Blue Eagle JV. Blue Stone Oil & Gas, LLC is a Denver based exploration and production start-up company principally focused on the Eagle Ford Shale play in South Texas. Blue Stone is led by Kyle R. Miller, formerly the managing member of Miller, Dyer & Co., operator of Chicago Energy Associates, LLC and its assets in eastern Utah prior to its divestiture to Whiting Oil & Gas Corp. in May 2008.

In addition, under the terms of the Limited Liability Company Agreement of the Blue Eagle JV, Blue Stone committed to contribute an additional $50 million in cash to the Blue Eagle JV, which combined with the initial $25 million, will be used to acquire additional acreage and 3-D seismic data, and to drill and complete wells targeting the Eagle Ford Shale formation. Upon full funding, Abraxas Petroleum will own a 25% equity interest in the Blue Eagle JV and Blue Stone will own a 75% equity interest in the Blue Eagle JV.

The Blue Eagle JV’s subject area will encompass 12 counties across the Eagle Ford Shale play for expected future acreage acquisitions. Abraxas Petroleum will operate the wells owned by the Blue Eagle JV and Blue Stone will manage the day-to-day business affairs of the Blue Eagle JV.   Robert L. G. Watson, Abraxas Petroleum’s Chairman of the Board, President and CEO, will serve on the Board of Managers of the Blue Eagle JV.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

See Item 1.01 above.

Item 8.01                      Other Events.

On August 18, 2010, Abraxas Petroleum issued a press release announcing the formation of the Blue Eagle JV. The text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d)	Exhibits

Number                  Description

2.1	Subscription and Contribution Agreement dated August 18, 2010 by and among Abraxas Petroleum Corporation, Abraxas Operating, LLC, Blue Stone Oil & Gas, LLC and Blue Eagle Energy, LLC.

10.1	Limited Liability Company Agreement of Blue Eagle Energy, LLC dated August 18, 2010.

99.1	Press Release dated August 18, 2010, announcing the formation of the Blue Eagle JV

99.2	Unaudited Pro Forma Condensed consolidated Financial Information giving effect to the formation of the Blue Eagle JV

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By:  /s/ Chris E. Williford
Chris E. Williford
Executive Vice President, Chief Financial
Officer and Treasurer

Dated:  August 23, 2010